UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2016

PAID, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28720	73-1479833
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

200 Friberg Parkway Suite 4004 Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 861-6050

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On December 23, 2016, PAID, Inc (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting on the closing on December 30, 2016 of the Company’s acquisition of all of the outstanding stock of emergeIT, Inc. (“emergeIt”) from its owners (the “Sellers”). This Form 8-K/A amends and supplements the Initial Form 8-K and is being filed to provide the historical financial information and the pro forma financial information required pursuant to Item 9.01 on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(a)
Financials statements of emergeIT Inc.

The following audited financial statements of emergeIT are attached as Exhibit 99.1
●
Balance Sheets as of December 31, 2015 and March 31, 2015
●
Income Statement for the nine months ended December 31, 2015 and the year ended March 31, 2015
●
Statements of Cash Flows for the nine months ended December 31, 2015 and the year ended March 31, 2015
●
Statements of Shareholders’ Deficiency for the nine months ended December 31, 2015 and the year ended March 31, 2015
●
Notes to the Financial Statements
The following unaudited financial statements of emergeIT are attached as Exhibit 99.2
●
Balance Sheets as of September 30, 2016 and December 31, 2015
●
Income Statements for the nine months ended September 30, 2016 and September 30, 2015
●
Statements of Cash Flows for the nine months ended September 30, 2016 and September 30, 2015
●
Notes to the Unaudited Financial Statements

(b)
Pro Forma Financial Information

The following unaudited pro forma financial information is attached as Exhibit 99.3
●
Unaudited Pro Forma Condensed Combined Balance Sheets as of September 30, 2016
●
Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2016 and the year ended December 31, 2015
●
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(d)
Exhibits

10.1	Amalgamation Agreement dated September 1, 2016 by and among PAID, Inc., emergeIT, Inc., 2534845 Ontario Inc. and 2534841 Ontario Inc. *
99.1	Audited Financial Statements listed in Item 9.01(a)
99.2	Unaudited Interim Financial Statements listen in Item 9.01(a)
99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

 *Previously filed on a Current Report on Form 8-K filed with the SEC on September 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAID, INC.

Date: March 17, 2017	By:	/s/ Allan Pratt
Allan Pratt, CEO

By:	/s/ W. Austin Lewis, IV
W. Austin Lewis, IV, CFO

EXHIBIT INDEX

Exhibit	Description
10.1	Amalgamation Agreement dated September 1, 2016 by and among PAID, Inc., emergeIT, Inc., 2534845 Ontario Inc. and 2534841 Ontario Inc. *
99.1	Audited Financial Statements listed in Item 9.01(a)
99.2	Unaudited Interim Financial Statements listen in Item 9.01(a)
99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

*Previously filed on a Current Report on Form 8-K filed with the SEC on September 1, 2016.